EXHIBIT 99.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (a) AND (b) OF SECTION 1350K CHAPTER 63 OF TITLE 18,

UNITED STATES CODE)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of GivBux Inc., a Nevada corporation (the “Company”), does hereby certify with respect to the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2024 as filed with the Securities and Exchange Commission (the “10-K Report”) that:

(1)	the 10-K Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the Information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 14, 2025	/s/ Umesh Singh
Umesh Singh
President and Chief Executive Officer
GivBux Inc.

April 14, 2025	/s/ Michael Arnkvarn
Michael Arnkvarn
Director and Chief Financial Officer
GivBux Inc.